UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2021 (May 28, 2021)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange
Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 28, 2021, Southern Copper Corporation, (the “Corporation”) held its 2021 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,073,269 shares of Common Stock. 746,607,337 shares, constituting approximately 96.58 % of the total outstanding shares eligible to vote at the meeting, were voted.  The stockholders were asked to take the following actions:

1.	To elect our ten directors, who will serve until the 2022 annual meeting.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Galaz,Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2021.

3.	To approve, by non-binding advisory vote, our executive compensation.

4.	To vote on a shareholder proposal as described in the Proxy Statement dated April 16, 2021, if properly presented at the meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	698,505,362	34,416,867	13,685,108
Oscar González Rocha	694,528,611	38,393,618	13,685,108
Vicente Ariztegui Andreve	728,631,115	4,291,114	13,685,108
Enrique Castillo Sánchez Mejorada	711,137,609	21,784,620	13,685,108
Leonardo Contreras Lerdo de Tejada	726,183,623	6,738,606	13,685,108
Xavier García de Quevedo Topete	694,038,586	38,883,643	13,685,108
Rafael Mac Gregor Anciola	728,630,245	4,291,984	13,685,108
Luis Miguel Palomino Bonilla	698,215,137	34,707,092	13,685,108
Gilberto Perezalonso Cifuentes	726,656,909	6,265,320	13,685,108
Carlos Ruiz Sacristán	698,648,971	34,273,258	13,685,108

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
745,634,406	833,826	139,105	0

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF THE CORPORATION’S EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
724,901,394	7,735,974	284,861	13,685,108

PROPOSAL 4 —VOTE ON A SHAREHOLDER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT DATED APROL 16, 2021 IF PROPERLY PRESENTED AT THE MEETING

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
40,655,982	691,964,407	301,839	13,685,108

ITEM 9.01      Financial Statements and Exhibits

(d)	Exhibits:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres C. Ferrero
Name:	Andres C. Ferrero
Title:	General Counsel

Date:  June 2, 2021

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